SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                         Coactive Marketing Group, Inc.
                -------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                 Not Applicable
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                                       Not Applicable
              ------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

                                       Not Applicable
              ------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

                                       Not Applicable
              ------------------------------------------------------------------
         (5) Total fee paid:

              ------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                         COACTIVE MARKETING GROUP, INC.
                             415 Northern Boulevard
                           Great Neck, New York 11021

                         ------------------------------

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                         ------------------------------

                  The Annual Meeting of the Stockholders (the "Annual Meeting") of CoActive Marketing Group, Inc. (the "Company") will be held at the Company's principal executive offices, 415 Northern Boulevard, Great Neck, New York 11021, at 10:00 a.m., local New York time, on September 28, 2004, to consider the following matters:

                  (1) The election of eight Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

                  (2) The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

                  The Board of Directors has fixed the close of business on July 30, 2004 as the record date for the Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on July 30, 2004 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

                  The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

                  A complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting, at the Company's principal executive offices, 415 Northern Boulevard, Great Neck, New York 11021.

                  Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

                                       By Order of the Board of Directors


                                       Donald A. Bernard
                                       Secretary

August 2, 2004

                         COACTIVE MARKETING GROUP, INC.
                             415 Northern Boulevard
                           Great Neck, New York 11021

                         ------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 28, 2004

                         ------------------------------


                  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CoActive Marketing Group, Inc., a Delaware corporation (the "Company"), for use at the 2004 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Company's principal executive offices, 415 Northern Boulevard, Great Neck, New York 11021, at 10:00 a.m., local New York time, on September 28, 2004, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

                  All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the nominees of the Board of Directors for Director. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its principal executive offices at 415 Northern Boulevard, Great Neck, New York 11021, either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

                  This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, Proxy and Annual Report on Form 10-K (including financial statements) for the fiscal year ended March 31, 2004 ("Fiscal 2004"), are being sent to stockholders on or about August 2, 2004.

                                VOTING SECURITIES

         July 30, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 5,941,856 shares of Common Stock, $.001 par value (the "Common Stock"), excluding treasury shares. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast on a particular matter at the Annual Meeting will constitute a quorum for the Annual Meeting. Holders of Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. Under Delaware law, abstentions and broker non-votes are treated as present for the purpose of determining a quorum present at the Annual Meeting; however, broker non-votes will be considered not to represent voting power present at the Annual Meeting, while abstentions will be considered to represent voting power present at the Annual Meeting.

         Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. Votes withheld from the election of directors are excluded entirely from the vote and will have no effect. There is no cumulative voting in the election of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of July 1, 2004 with respect to stock ownership of (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's outstanding Common Stock, (ii) each of the Directors and nominees of the Company and the Company's executive officers named in the summary compensation table, and (iii) the Company's Directors and executive officers as a group. Unless otherwise indicated, the named beneficial owner has sole voting and investment power with respect to the shares.

                                                              Amount and Nature                       Percent
                                                               of Beneficial                            of
           Name and Address of Beneficial Owner                 Ownership(1)                          Class(1)
           ------------------------------------               -----------------                       --------
(i)        Beneficial Owners of More Than 5% of the
           Common Stock (Other Than Directors,
           Nominees and Executive Officers)

           OG Holding Corporation Liquidation Trust              417,398(2)                              7.0%
           9745 Mangham Drive
           Cincinnati, OH 45215

(ii)       Directors, Nominees and Executive Officers

           John P. Benfield                                      731,944(3)                             11.6%
           c/o CoActive Marketing Group, Inc.
           415 Northern Boulevard
           Great Neck, NY 11021

           Donald A. Bernard                                     709,414(4)                             11.3%
           c/o CoActive Marketing Group, Inc.
           415 Northern Boulevard
           Great Neck, NY 11021

                                                              Amount and Nature                       Percent
                                                               of Beneficial                            of
           Name and Address of Beneficial Owner                 Ownership(1)                          Class(1)
           ------------------------------------               -----------------                       --------
           Paul A. Amershadian                                   707,914(5)                             11.3%
           c/o CoActive Marketing Group, Inc.
           415 Northern Boulevard
           Great Neck, NY 11021

           Thomas E. Lachenman                                   574,899(6)                              9.6%
           c/o Optimum Group LLC
           9745 Mangham Drive
           Cincinnati, OH  45215

           Brian Murphy                                          544,500(7)                              9.0%
           c/o U.S. Concepts LLC
           75 Ninth Avenue
           New York, NY 10011

           Herbert M. Gardner                                    168,489(8)                              3.0%
           c/o CoActive Marketing Group, Inc.
           415 Northern Boulevard
           Great Neck, NY 11021

           Joseph S. Hellman                                      15,000(9)                               *
           c/o Kronish Lieb Weiner & Hellman LLP
           1114 Avenue of the Americas
           New York, NY 10036-7798

           John A. Ward, III                                     127,313(10)                             2.1%
           c/o CoActive Marketing Group, Inc.
           415 Northern Boulevard
           Great Neck, NY 11021

           James H. Feeney                                            --                                  --
           c/o CoActive Marketing Group, Inc.
           415 Northern Boulevard
           Great Neck, NY 11021

(iii)      All Directors and Executive Officers as a           3,579,437(3)(4)(5)(6)(7)(8)(9)(10)       47.7%
           Group (9 persons)

----------------------
*        Less than 1%.

(1) All information was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission.

(2) Represents shares of Common Stock registered in the name of OG Holding Corporation Liquidation Trust. Mr. Lachenman, President of the Company's wholly-owned subsidiary Optimum Group LLC. ("Optimum") until May 31, 1999 and a Director of the Company, is the trustee of OG Holding Corporation Liquidation Trust and owns the entire interest of the trust in the shares of Common Stock held by the trust.

(3) Includes 391,666 shares of Common Stock issuable upon exercise of immediately exercisable options and 34,121 shares of Common Stock issuable upon exercise of immediately exercisable warrants.

(4) Includes 391,666 shares of Common Stock issuable upon exercise of immediately exercisable options and 34,121 shares of Common Stock issuable upon exercise of immediately exercisable warrants.

(5) Includes 391,666 shares of Common Stock issuable upon exercise of immediately exercisable options and 34,121 shares of Common Stock issuable upon exercise of immediately exercisable warrants. Also includes 282,127 shares of Common Stock pledged to the Company as security for loans from the Company in the aggregate principal amount of $550,000. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

(6) Includes 37,501 shares of Common Stock issuable upon exercise of immediately exercisable options and 417,398 shares of Common Stock registered in the name of OG Holding Corporation Liquidation Trust. Mr. Lachenman is the trustee of OG Holding Corporation Liquidation Trust and owns the entire interest of the trust in the shares of Common Stock held by the trust.

(7) Includes 144,500 shares of Common Stock issuable upon exercise of immediately exercisable options.

(8) Includes 48,750 shares of Common Stock issuable upon exercise of immediately exercisable warrants, 48,021 shares of Common Stock issuable upon exercise of immediately exercisable options, and 35,000 shares of Common Stock held in an individual retirement account for the benefit of Mr. Gardner. Excludes (i) 20,000 shares of Common Stock and warrants to purchase 3,750 shares of Common Stock held by Mr. Gardner's wife, as to which Mr. Gardner disclaims any beneficial interest, and
         (ii) 3,625 shares of Common Stock and warrants to purchase 1,125 shares of Common Stock owned by the Gardner Family Foundation, a charitable organization, of which Mr. Gardner is President and a board member.

(9) Mr. Hellman disclaims beneficial ownership of shares of Common Stock issuable upon exercise of options held by Kronish Lieb Weiner & Hellman LLP, a law firm that Mr. Hellman is currently counsel to, and which, prior to June 2000, he was a member of.

(10) Includes 10,313 shares of Common Stock issuable upon exercise of immediately exercisable options.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         A Board of eight Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's By-Laws, until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Director of the eight persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

         The following table sets forth information with respect to each nominee for Director of the Company, all of whom are currently serving as Directors of the Company. Joseph S. Hellman, who is currently serving as a director, is retiring from the Board after seven years of service as a director. His retirement will be effective at the annual meeting.

                                              Position with the Company and
                                             Principal Occupation or Employment
Name                                Age         During the Past Five Years
----                                ---         --------------------------

Paul A. Amershadian                 56     Executive Vice President-Marketing
Director since May 1996                    and Sales and Treasurer of the
                                           Company since September 29, 1995.

John P. Benfield                    53     President and Chief Executive Officer
Director since September 1995              of the Company since September 29,
                                           1995; Chairman of the Board of the
                                           Company since October 16, 1996.

Donald A. Bernard                   71     Executive Vice President and Chief
Director since September 1995              Financial Officer of the Company
                                           since September 29, 1995; Secretary
                                           of the Company since September 16,
                                           1997.

James H. Feeney                     65     Partner of O'Neill Lifton Huffstetler
Director since July 2004                   Feeney & Barry, a venture marketing
                                           firm, since May 1, 2003, and
                                           principal of The Feeney Group, LLC,
                                           an advertising and marketing
                                           consulting firm, from October 2000 to
                                           April 2003. Prior thereto, from March
                                           1996, was President and CEO of Trone
                                           Advertising Inc., an advertising
                                           agency.

Herbert M. Gardner                  64     Executive Vice President,
Director since May 1997                    Barrett-Gardner Associates, Inc., an
                                           investment and merchant banking firm,
                                           since October 2002. Prior thereto,
                                           Senior Vice President of Janney
                                           Montgomery Scott LLC, an investment
                                           banking firm, since 1978. Presently
                                           serves as Chairman of the Board of
                                           Directors of Supreme Industries, Inc.
                                           and as a director of Chase Packaging
                                           Corp., Nu Horizons Electronics Corp.,
                                           Rewards Network Inc., TGC Industries,
                                           Inc. and Rumson Fair Haven Bank and
                                           Trust Company.

Thomas E. Lachenman                 53     President of Optimum Group, a
Director since March 1998                  wholly-owned subsidiary of the
                                           Company, from March 31, 1998 until
                                           May 31, 1999, and of such company's
                                           predecessor from 1973 through March
                                           31, 1998.

                                              Position with the Company and
                                             Principal Occupation or Employment
Name                                Age         During the Past Five Years
----                                ---         --------------------------

Brian Murphy                        47     Chief Executive Officer of U.S.
Director since December 1998               Concepts, a wholly-owned subsidiary
                                           of the Company, since December 29,
                                           1998, and until January 6, 2000,
                                           President of such company, and
                                           President of predecessor of U.S.
                                           Concepts from 1992 through December
                                           29, 1998. In addition, from May 1,
                                           2000 until January 2001, Chief
                                           Executive Officer of iCast Comedy
                                           Corporation, an Internet-based
                                           content provider, and from January
                                           2001 to August 2002, Chief Executive
                                           Officer of Comedy Lab Productions,
                                           Inc., a successor to a portion of
                                           iCast's business.

John A. Ward, III                   58     Retired; Chairman and Chief Executive
Director since July 2002                   Officer of American Express Bank from
                                           January 1996 until September 2000,
                                           and President of Travelers Cheque
                                           Group from April 1997 until September
                                           2000. Mr. Ward joined American
                                           Express following a 27-year career at
                                           Chase Manhattan Bank, during which he
                                           held various senior posts in the
                                           United States, Europe and Japan. His
                                           last position at Chase was that of
                                           Chief Executive Officer of
                                           ChaseBankCard Services, which he held
                                           from 1993 until 1995. Presently
                                           serves as a director of Rewards
                                           Network Inc.


         Thomas E. Lachenman was named a Director on March 31, 1998, immediately following the closing under the Asset Purchase Agreement (the "Optimum Agreement") relating to the acquisition of the assets of OG Holding Corporation, formerly known as Optimum Group, Inc. (the "Optimum Acquisition"). The Optimum Agreement required the Company's existing Board of Directors to nominate Mr. Lachenman in connection with the election of Directors at the Company's first Annual Meeting of the Stockholders following the closing under the Optimum Agreement.

         Brian Murphy was named a Director on December 29, 1998, immediately following the closing under the Asset Purchase Agreement (the "U.S. Concepts Agreement") relating to the acquisition of the assets of Murphy Liquidating Corporation, formerly known as U.S. Concepts, Inc., a New York corporation (the "U.S. Concepts Acquisition"). The U.S. Concepts Agreement requires the Company to use its reasonable best efforts to nominate and elect Mr. Murphy as a director of the Company for so long as Mr. Murphy remains an employee of U.S. Concepts or any affiliate of the Company.

Director Independence

         The Board of Directors has determined that each of the following directors is an "independent director" as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers (the "NASD listing standards"): Herbert M. Gardner, Joseph S. Hellman, Thomas E. Lachenman, James H. Feeney and John A. Ward, III. The Board of Directors has also determined that each of the members of the three Board committees listed below meets the independence requirements applicable to those committees prescribed by the NASD listing standards and the Securities and Exchange Commission, as currently in effect.

Committees of the Board of Directors

         The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating Committee. The primary responsibilities of each of these committees and their members.

Audit Committee

         The Audit Committee, composed of John A. Ward, III (Chairman), Herbert
M. Gardner, Thomas E. Lachenman and Joseph S. Hellman, oversees the Company's corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company's audit engagement team as required by law; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in the Company's Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the results of the Company's quarterly financial statements. The Board of Directors has determined that John A. Ward, III is an "audit committee financial expert," as such term is defined in Item 401(h) of Regulation S-K.

         The Audit Committee operates pursuant to a charter which has been duly adopted by the Board of Directors. A copy of the charter is attached to this proxy statement as Annex A. The charter can also be viewed on the Company's website at http://www.getcoactive.com.

Compensation Committee

         The Compensation Committee, composed of John A. Ward, III, Herbert M. Gardner, Thomas E. Lachenman and Joseph S. Hellman, is responsible for determining the compensation packages of the Company's executives. The Company, on behalf of the Compensation Committee, from time to time retains the services of an outside compensation consultant to review and make recommendations with regard to executive compensation. The Compensation Committee is also responsible for the administration of the Company's 2002 Long-Term Incentive Plan and 2002 Management Bonus Plan, and from time to time approves potential levels of contribution to the Company's 401(k) plan.

Nominating Committee

         The Nominating Committee, composed of John A. Ward, III and Herbert M. Gardner, is responsible for, among other things, identifying individuals qualified to become Board members, and recommending to the Board individuals for nomination as members of the Board. The Nominating Committee operates pursuant to a charter which can be viewed on the Company's website at http://www.getcoactive.com. The Nominating Committee was formed in July 2004, and as such, to date, has not held any meetings.

         The Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrating excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company's stockholders. However, the Committee retains the right to modify these qualifications from time to time. Candidates for director nominees will be reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Committee will consider diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee will review such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Committee will also determine whether the nominee must be independent for Nasdaq purposes, which determination will be based upon applicable Nasdaq listing standards, applicable Securities and Exchange Commission rules and regulations and the advice of counsel, if necessary. The committee will use the Board's and management's network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Committee will meet to discuss and consider such candidates' qualifications and selects a nominee by majority vote.

         The Nominating Committee will consider director candidates recommended by stockholders. The Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating Committee at the following address: 415 Northern Boulevard, Great Neck, New York 11021, not less than six months prior to any meeting at which directors are to be elected. Submissions must include the full name of the proposed nominee, a description of the proposed nominee's business experience for at least the previous five years, complete biographical information, a description of the proposed nominee's qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of the Company's stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

         Stockholders who wish to nominate a person for election as a director (as opposed to making a recommendation to the Nominating Committee) must follow the procedures described in Section 3.13 of the Company's by-laws.

Attendance at Board and Committee Meetings

         The Board of Directors held seven meetings and acted by unanimous written consent three times during Fiscal 2004, the Audit Committee held four meetings during Fiscal 2004, and the Compensation Committee held two meetings during Fiscal 2004. The Nominating Committee was formed in July 2004 and, as such, did not hold any meetings in Fiscal 2004. Each director attended or participated in 75% or more of (1) the meetings of the Board of Directors and
(2) the meetings held by all committees of the Board of Directors on which such director served, during Fiscal 2004.

         It is the Company's policy to encourage each director to attend the annual meeting of stockholders. The Board of Directors generally schedules a meeting on the day of the annual meeting of stockholders and directors therefore typically attend the annual meeting of stockholders. All of the Company's directors were present at the 2003 Annual Meeting of Stockholders held on September 25, 2003.

Stockholder Communication with the Board of Directors

         Stockholders may send communications to the Board of Directors as a whole, any Committee or group of directors or a single director. Such communications may be sent to the Board of Directors (or a Committee, group or member thereof), c/o Corporate Secretary, 415 Northern Boulevard, Great Neck, New York 11021. The Secretary will receive the correspondence and, unless such communications are irrelevant or inappropriate (such as advertisements and hostile communications) will forward it to the entire Board of Directors or to any individual director or group or Committee of directors to whom the communication is directed, as appropriate.

Code of Conduct

         The Company maintains a Code of Conduct that is applicable to all of the Company's and its subsidiaries' employees, including the Company's Chief Executive Officer and Chief Financial Officer. The Code of Conduct, which satisfies the requirements of a "code of ethics" under applicable Securities and Exchange Commission rules, contains written standards that are designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; full, fair, accurate, timely and understandable public disclosures and communications, including financial reporting; compliance with applicable laws, rules and regulations; prompt internal reporting of violations of the code; and accountability for adherence to the code.

                             AUDIT COMMITTEE REPORT

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, including the Company's internal controls, the quality of its financial reporting and the independence and performance of the Company's independent certified public accountants.

         Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent certified public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with accounting principles generally accepted in the United States and discuss with management any issues that they believe should be raised with management.

         The Audit Committee reviewed the Company's audited financial statements for Fiscal 2004 which were included in the Company's Annual Report on Form 10-K for Fiscal 2004, and met with both management and BDO Seidman, LLP ("BDO"), the Company's independent certified public accountants, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

         The Audit Committee has received from BDO the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with BDO their independence from the Company and its management. The Audit Committee also discussed with BDO any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors of the Company that the Company's audited financial statements for Fiscal 2004 be included in the Company's Annual Report on Form 10-K for Fiscal 2004 for filing with the Securities and Exchange Commission.

         Herbert M. Gardner
         Joseph S. Hellman
         Thomas E. Lachenman
         John A. Ward, III

Compensation of Directors

         Each non-employee Director receives an annual stipend equal to $15,000 per annum, a fee of $1,500 per Board meeting attended and a fee of $750 per Committee meeting attended, and all Directors are reimbursed for reasonable travel expenses incurred in connection with attending Board meetings.

         In addition, pursuant to the Company's 2002 Long-Term Incentive Plan, each of the Company's non-employee Directors is granted an option to purchase 6,875 shares of Common Stock on April 30 of each year, exercisable at the fair market value of the shares of Common Stock on the date of grant. Each such option becomes exercisable as to 3,438 of the shares covered thereby on the date of grant and as to the remaining 3,437 shares on the first anniversary of the date of grant.

Compensation Committee Interlocks and Insider Participation

         During Fiscal 2004, Thomas E. Lachenman was a member of the Company's Compensation Committee. In connection with the Company's acquisition of Optimum, the Company entered into an agreement with Mr. Lachenman, the former owner of Optimum, for the lease of the Cincinnati principal office of Optimum. The lease provides for annual rental payments, currently at $160,000, adjusted annually based upon changes in the local consumer price index. The lease expires in December 2010.

                               EXECUTIVE OFFICERS

         John P. Benfield, Donald A. Bernard, Paul A. Amershadian and Brian Murphy are the current executive officers of the Company and its subsidiaries. Each of Messrs. Benfield, Bernard and Amershadian has an employment contract with the Company for a term of office expiring on March 31, 2006. Mr. Murphy has an employment contract with U.S. Concepts for a term of office expiring on March 31, 2006. Additional information regarding those individuals is provided above in "Election of Directors" and below in "Executive Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

                             EXECUTIVE COMPENSATION

         The following table sets forth the total compensation paid to the Company's Chief Executive Officer and to each of the other executive officers of the Company whose compensation exceeded $100,000 during Fiscal 2004 (collectively, the "Named Executive Officers").

                                                 SUMMARY COMPENSATION TABLE

                                                    Annual Compensation                           Long-Term Compensation
                                        ----------------------------------------------    ---------------------------------------

                                                                             Other        Value of       Securities
                                                                             Annual       Restricted     Underlying     All Other
Name and                              Fiscal                                 Compen-      Stock          Options/       Compen-
Principal Position                     Year      Salary($)      Bonus($)     sation($)    Awards($)      SARs(#)        sation($)
------------------                     ----      ---------      --------     ---------    ---------      --------       ---------
John P. Benfield                       2004      $300,000       $0           --           --               70,000       $5,000(1)
President and Chief Executive          2003      $275,000       $0           --           --                   --       $8,500(1)
Officer and Director                   2002      $262,500       $0           --           --               30,000       $8,500(1)

Donald A. Bernard                      2004      $300,000       $0           --           --               70,000       $5,000(1)
Executive Vice President and Chief     2003      $275,000       $0           --           --                   --       $8,500(1)
Financial Officer and Director         2002      $262,500       $0           --           --               30,000       $8,500(1)

Paul A. Amershadian                    2004      $300,000       $0           --           --               70,000       $5,000(1)
Executive Vice President -             2003      $275,000       $0           --           --                   --       $8,500(1)
Markent and Sales and                  2002      $262,500       $0           --           --               30,000       $8,000(1)
Director

Brian Murphy                           2004      $350,000       $0           --           --                   --       $5,145(1)
Chief Executive Officer - U.S.         2003      $283,333       $36,024(2)   --           --              195,000       $5,550(1)
Concepts LLC and Director              2002      $200,000       $19,832(2)   --           --               42,500       $6,500(1)


(1) Represents executive's share of Company's matching contribution to Company's 401(k) Retirement Plan.

(2) Represents bonus paid under Mr. Murphy's employment agreement with U.S. Concepts.

Stock Options

         The following tables set forth certain information concerning stock options granted to and exercised by the Named Executive Officers during Fiscal 2004 and unexercised stock options held by such individuals at the end of Fiscal 2004.

Option Grants in Fiscal 2004


                                               Individual Grants

                                                                                        Potential Realizable Value
                                               % of                                      At Assumed Annual Rates
                            Number of     Total Options                                       Of Stock Price
                            Securities      Granted to    Exercise or                    Appreciation For Option
                            Underlying     Employees in    Base Price    Expiration              Term
          Name               Options       Fiscal Year     ($/Shares)       Date         5% ($)         10% ($)
          ----              ----------    -------------   ------------   ----------     -------         -------
John P. Benfield             70,000(1)        30.1%         $3.00(2)      06/17/08      $58,019         $334,686
Donald A. Bernard            70,000(1)        30.1%         $3.00(2)      06/17/08      $58,019         $334,686
Paul A. Amershadian          70,000(1)        30.1%         $3.00(2)      06/17/08      $58,019         $334,686

(1) These options are currently exercisable as to 46,666 shares, and exercisable as to an additional 23,334 shares on and after March 31, 2005.

(2) The exercise price per share is equal to or greater than the fair market of the shares on the date of grant.

Aggregated Option Exercises in Fiscal 2004 and FY-End Option Values

                                                                    Number of              Value of
                                                                   Unexercised            Unexercised
                                                                   Options at            In-the-Money
                                                                   Fiscal Year          Options at Fiscal
                                                                     End (#)              Year End ($)
                            Shares Acquired        Value           Exercisable/           Exercisable/
Name                        on Exercise ($)       Realized ($)     Unexercisable        Unexercisable (1)
----                        ----------------      ------------     --------------       -----------------
John P. Benfield                   --                 --           425,787/33,334        $374,076/$2,400

Donald A. Bernard                  --                 --           425,787/33,334        $374,076/$2,400

Paul A. Amershadian                --                 --           425,787/33,334        $374,076/$2,400

Brian Murphy                       --                 --           102,000/93,000        $24,480/$22,320


(1) The value has been determined based on the average trading price on March 31, 2004, which was $2.74.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

         The Board of Directors believes that increasing the value of the Company to its stockholders is the Board of Directors' most important objective and should be the key measure of management performance. The Board of Directors also believes that executive compensation should be objectively determined. For this reason, the Compensation Committee, which is made up of Directors who are not employees of the Company, is responsible for determining the compensation packages of the Company's executives. The Company on behalf of the Compensation Committee, from time to time, retains the services of an outside compensation consultant to review and make recommendations with regard to the Company's executive compensation programs. The Compensation Committee also approves the potential levels of contribution to the Company's 401(k) plan.

         The Compensation Committee's role in determining the compensation of the executives of the Company is to assure that the Company's compensation strategy is aligned with the Board of Directors' overall objective and that executive compensation is structured to provide fair, reasonable and competitive base salary levels and the opportunity for the executives to earn incentive compensation reflecting both the Company's and the individual's performance.

         The compensation for Fiscal 2004 for the Company's Chief Executive Officer and other executive officers consisted of base salary. Base salaries are established by the employment agreements for each person within the executive group, subject to annual adjustment by the Compensation Committee. Factors considered in establishing salaries include the responsibilities of the position, compensation of executives in companies of similar size or in the same industry, external market conditions and financial performance of the Company.

         Incentive compensation awards, payable in cash bonuses and stock options, and salary increases may be awarded in recognition of the Company's financial performance. During Fiscal 2004, the Named Executive Officers were not awarded any cash bonuses.

         In July 2002, upon the recommendation of the Compensation Committee, the Company adopted the 2002 Management Bonus Plan (the "Bonus Plan") to incentivize management. Prior to adoption, the Bonus Plan was reviewed on behalf of the Company's Compensation Committee and Board of Directors by an outside compensation consultant who advocated the adoption of the Bonus Plan. Under the Bonus Plan, the Company establishes a pool after each fiscal year of the Company equal to 30% of the amount by which the Company's pre-tax earnings in such fiscal year exceeds 20% of the Company's average outstanding equity during such year, provided that such pool cannot exceed 15% of the Company's pre-tax earnings in such year. Pursuant to the terms of the Bonus Plan, 60% of the pool (if any) is required to be distributed to certain officers of the Company (including the Named Executive Officers) and the remaining 40% is distributed in the discretion of the Company. No employee may receive a bonus under the Bonus Plan in excess of his base salary with respect to any year. No bonuses were payable under the Bonus Plan during or with respect to Fiscal 2004.

         In June 2003, taking into consideration, among other things (i) improved earnings for Fiscal 2003 and positive projections for Fiscal 2004, (ii) that John P. Benfield, Donald A. Bernard and Paul A. Amershadian had not received any increase in their base salary since October 2001, and (iii) that the retention of Messrs. Benfield, Bernard and Amershadian was in the best interests of the Company, the Compensation Committee recommended (and the Board of Directors approved) that the Company enter into amendments to the employment agreements of each of Messrs. Benfield, Bernard and Amershadian, pursuant to which the terms of such employment agreements each be extended until March 31, 2006, and that each of such officer's annual base salary be increased by $25,000 to $300,000, an increase of less than 10%. In addition, in connection with amending such employment agreements, the Compensation Committee recommended (and the Board of Directors approved) that each of Messrs. Benfield, Bernard and Amershadian be awarded options to purchase 70,000 shares of Common Stock exercisable at a price of $3.00 per share (which was in excess to the market price of such shares on the date of grant) with such options vesting one-third on the date of grant, one-third on March 31, 2004 and one-third on March 31, 2005.

         Effective June 15, 2004, following discussions between members of the Compensation Committee and Messrs. Benfield, Bernard and Amershadian, and in light on the Company's performance in Fiscal 2004, each of Messrs. Benfield, Bernard and Amershadian agreed to a temporary reduction in their annual base salary from $300,000 to $275,000 until such time as the Company generates positive net income for two consecutive fiscal quarters.

                  Herbert M. Gardner
                  Joseph S. Hellman
                  Thomas E. Lachenman
                  John A. Ward, III

Executive Employment Contracts, Termination of
Employment and Change-in-Control Arrangements
---------------------------------------------

         Pursuant to employment agreements, dated September 29, 1995 and amended on May 2, 1997, March 24, 1998, November 14, 2001 and June 17, 2003, the Company employs Messrs. Benfield, Bernard and Amershadian as President, Executive Vice President and Chief Financial Officer, and Executive Vice President - Marketing and Sales, respectively. Each agreement, as amended, currently provides for a base salary of $300,000 and payment of such bonuses or additional compensation as the Board of Directors may determine in its sole discretion. The term of each agreement expires on March 31, 2006 (unless sooner terminated for cause, disability or incapacity) and automatically renews for additional one-year terms unless terminated by either party thereto upon at least sixty days notice before the expiration of the then current term. Each of Messrs. Benfield, Bernard and Amershadian are also entitled to participate in the Company's Management Bonus Plan described above.

         Pursuant to an employment agreement, dated December 29, 1998 and amended July 1, 2002, the Company's subsidiary, U.S. Concepts, employs Mr. Murphy as President and Chief Executive Officer. The agreement currently provides for a base salary of $300,000 (reduced, in accordance with the terms of the employment agreement, from $350,000 in Fiscal 2004 as a result of the performance of U.S. Concepts in Fiscal 2004), with increases in the annual base salary in the event U.S. Concepts' pre-tax earnings exceed certain annually established thresholds. Mr. Murphy is also entitled to participate in the Company's Management Bonus Plan described above.

         The term of Mr. Murphy's employment agreement expires on March 31, 2006 (unless sooner terminated for cause) but the term of the agreement automatically continues thereafter unless terminated by either party thereto upon at least ninety days notice of termination effective on or after March 31, 2006.

         Each employment agreement prohibits the executive officer that is a party thereto from competing with the Company or inducing or attempting to influence any employee of the Company or any subsidiary to terminate his employment with the Company or any subsidiary during the term of the agreement and for a period of two years after the termination of the officer's employment with the Company, in the case of Messrs. Benfield, Bernard and Amershadian, and 18 months after the termination of the officer's employment with U.S. Concepts or any of its affiliates, in the case of Mr. Murphy. Each agreement also prohibits the executive officer from disclosing certain confidential information of the Company.

         The employment agreements with each of Messrs. Benfield, Bernard and Amershadian provide that if the officer's employment is terminated due to (i) the sale or transfer of a majority of the Company's outstanding capital stock, property or business assets, (ii) the consolidation or merger of the Company into or with another entity where the Company is not the surviving entity, or
(iii) certain specified changes in the identity of the Board of Directors, the Company must make a lump sum cash payment to the executive officer in a maximum amount equal to two times the executive officer's then annual base salary.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans to Paul Amershadian

         The Company has made loans to Paul A. Amershadian, a director of the Company and its Executive Vice President-Marketing and Sales, aggregating $550,000, which are evidenced by an Amended and Restated Promissory Note dated May 24, 2001. The Amended and Restated Promissory Note provides for payment of interest at a floating rate equal to the highest rate at which the Company pays interest on its bank borrowings (4.5% at March 31, 2004), monthly payments of one-half of the interest that accrued over the previous month, payment of remaining accrued interest and principal from one-half of the after-tax amount, if any, of bonuses paid to Mr. Amershadian by the Company, and payment of the remaining balance of principal and accrued interest on May 24, 2006. To date, Mr. Amershadian has not made any of the required monthly interest payments under the Amended and Restated Note. At March 31, 2004, accrued and unpaid interest on these loans amounted to $212,000, of which, $46,500 was past due and owing. The loans are secured by (i) a first lien and security interest in the 282,127 shares of Common Stock owned by Mr. Amershadian, (ii) a second mortgage on Mr. Amershadian's home and (iii) collateral assignments of $550,000 of life insurance policies.

Officers and Directors Purchase of Shares of Common Stock

         On January 26, 2004, Brian Murphy, a director of the Company and the chief executive officer of the Company's U.S. Concepts LLC subsidiary, purchased from the Company 150,000 shares of a newly designated class of the Company's preferred stock for an aggregate purchase price of $600,000. Thereafter, on February 9, 2004, the Company sold an aggregate of 412,000 shares of the Company's common stock at a price of $2.50 per share (for an aggregate purchase price of $1,030,000) to the following group of the Company's directors and officers: (i) John P. Benfield, a director of the Company and its President and Chief Executive officer, who purchased 12,000 shares, (ii) Bradford Bryen, the President of the Company's U.S. Concepts subsidiary, who purchased 40,000 shares, (iii) Thomas E. Lachenman, a director of the Company, who purchased 120,000 shares, (iv) Brian Murphy, who purchased 160,000 shares, and (v) John A. Ward, III, a director of the Company, who purchased 80,000 shares.

         In connection with the February 9, 2004 sale of common stock, and pursuant to the terms upon which Mr. Murphy purchased the shares of preferred stock described above, Mr. Murphy was issued an additional 240,000 shares of common stock in exchange for the cancellation of such preferred stock.

Lease of Optimum Office

         In connection with the Company's acquisition of Optimum, the Company entered into an agreement with Thomas Lachenman, a director of the Company and former owner of Optimum, for the lease of the Cincinnati principal office of Optimum, which is owned by Mr. Lachenman. The agreement provides for annual rental payments, currently $160,000, adjusted annually based upon changes in the local consumer price index. The lease expires in December 2010.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and Directors and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. To the Company's knowledge, based solely on a review of the Forms 3, 4, and 5 submitted to the Company during and with respect to Fiscal 2004, there are no known failures to file a required Form 3, 4 or 5 and no known late filings of a required Form 3, 4 or 5 during Fiscal 2004 by any person required to file such forms with respect to the Company pursuant to Section 16 of the Exchange Act.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                             Performance Graphs for

                         COACTIVE MARKETING GROUP, INC.


         The following graph reflects a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of an initial $100 investment on March 31, 1999 in the Company's Common Stock, the Standard & Poor's 500 Stock Index and a peer group index consisting of those public companies traded on an exchange and listed under the Standard Industry Classification (S.I.C.) Code 7311 for Advertising, and other related S.I.C. Codes. The peer group is made up of Omnicom Group, Inc., The Interpublic Group of Companies, Inc., Equity Marketing, Inc., Grey Global Group, Inc., Catalina Marketing Corporation, Simon Worldwide, Inc. and Valassis Communications, Inc. The comparisons in this table are required by the Securities and Exchange Commission. The stock price performance shown on the graph is not intended to forecast or be indicative of future price performance.

                               [GRAPHIC OMITTED]


                    Measurement Period (Fiscal Year Covered)
                    ----------------------------------------

--------------------------------------------------------------------------------
                      3/31/99   3/31/00   3/31/01   3/31/02    3/31/03   3/31/04
--------------------------------------------------------------------------------
CMKG                    100       66        26         38        61        63
--------------------------------------------------------------------------------
S & P 500               100       117       90         89        66        88
--------------------------------------------------------------------------------
Peer Group Index        100       118       108        94        62        88
--------------------------------------------------------------------------------

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         BDO Seidman, LLP served as the Company's auditors for Fiscal 2004 and is expected to be selected to serve as the Company's auditors for Fiscal 2005. A representative of BDO is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if he desires to do so.

Principal Accounting Firm Fees

         The following table sets forth the aggregate fees billed to the Company for Fiscal 2004 and Fiscal 2003, by BDO Seidman, LLP:

                                                                                Fiscal 2004        Fiscal 2003
Audit Fees (for audit of annual financial statements
and review of quarterly financial statements)                                    $172,400           $113,302

Audit-Related Fees                                                                     --                 --

Tax Fees (for federal, State and local tax compliance and planning)              $ 40,585           $ 32,185

All Other Fees                                                                         --                 --
                                                                                 --------           --------
         Total                                                                   $212,985           $145,487
                                                                                 ========           ========

Pre-Approval Policies and Procedures

         The Audit Committee has adopted a policy requiring pre-approval by the Audit Committee of all services (audit and non-audit) to be provided to the Company by its independent auditor. In accordance with that policy, the Audit Committee has approved of all of services rendered to the Company by BDO in Fiscal 2004 and has determined that the provision of non-audit services by BDO to the Company was compatible with maintaining the independence of BDO.

                                    EXPENSES

         The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy, Annual Report on Form 10-K and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. To be included in the proxy statement for the Company's Annual Meeting of Stockholders in 2005, stockholder proposals must be received by the Company at its principal executive office no later than April 4, 2005 and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company's By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at the Company's Annual Meeting of Stockholders in 2004, such a proposal must be received by the Company after July 1, 2005 but no later than July 31, 2005. However, if the date of the Company's Annual Meeting of Stockholders in 2005 is more than 30 days earlier or more than 30 days later than the date of the immediately preceding Annual Meeting (i.e., prior to August 29, 2005 or after October 28, 2005), then notice must be received not later than the close of business on the earlier of the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of such meeting is made. If a stockholder who has notified the Company of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at such meeting. All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, should be sent to the Secretary of the Company at 415 Northern Boulevard, Great Neck, New York 11021.

                                              By Order of the Board of Directors


                                              Donald A. Bernard
                                              Secretary

Great Neck, New York
August 2, 2004

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS), IS BEING MAILED WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON AND UPON PAYMENT OF A FEE OF $3.00 PER EXHIBIT, A COPY OF ANY EXHIBIT TO THE ENCLOSED ANNUAL REPORT ON FORM 10-K. A LIST OF EXHIBITS IS SET FORTH IN SECTION IV OF THE ANNUAL REPORT ON FORM 10-K. REQUESTS FOR COPIES OF EXHIBITS SHOULD BE DIRECTED TO DONALD A. BERNARD, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, COACTIVE MARKETING GROUP, INC., 415 NORTHERN BOULEVARD, GREAT NECK, NEW YORK 11021 (TELEPHONE: (516) 622-2800).

                                                                         ANNEX A
                                                                         -------

                         COACTIVE MARKETING GROUP, INC.

                             AUDIT COMMITTEE CHARTER

I.       PURPOSE AND POLICY

         The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of CoActive Marketing Group, Inc. (the "Company") is to assist the Board in fulfilling its oversight responsibilities with respect to: (i) the Company's accounting and financial reporting processes;
(ii) the audits of the Company's financial statements to be provided to the Company's stockholders and others; and (iii) the qualifications, independence and performance of the firm or firms of certified public accountants engaged as the Company's independent outside auditors (the "Auditors").

         In fulfilling this purpose, the policy of the Committee shall be to foster and maintain open avenues of communication among the Committee, the Auditors and management.

II.      COMPOSITION

         The Committee shall be comprised of at least three (3) members of the Board who, both independently and taken as a group, satisfy the independence and financial literacy requirements of The Nasdaq Stock Market ("Nasdaq") applicable to the Committee, as in effect from time to time and when and as required by Nasdaq. The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The Board shall designate a Committee member as the chairperson of the committee (the "Chair"), or if the board does not do so, the Committee members shall appoint a Committee member as Chair by a majority vote of the authorized number of Committee members.

III.     MEETINGS AND PROCEDURES

         The Committee shall meet on a regular basis and shall hold such special meetings as the members of the Committee deem necessary or appropriate. Except as otherwise set forth in this Audit Committee Charter (this "Charter") or as required by any applicable laws, rules or regulations, the Committee may meet in separate executive sessions with other directors, the chief executive officer and other Company employees, agents or representatives invited by the Committee.

         The Committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with
Section 141 of the Delaware General Corporation Law, this Charter, the Bylaws or any applicable laws, rules or regulations. The Chair or majority of the Committee members may call meetings of the Committee. A majority of the authorized number of Committee members shall constitute a quorum for the transaction of Committee business, and the vote of a majority of the Committee members present at a meeting at which a quorum is present shall be the act of the Committee, unless in either case a greater number is required by this Charter, the Bylaws or any applicable laws, rules or regulations. The Committee shall keep written minutes of its meetings and deliver copies of the minutes to the Company's secretary for inclusion in the Company's records.

IV.      AUTHORITY

         The Committee shall have authority to retain, oversee and determine the compensation to be paid by the Company to the Auditors as set forth in Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended. The Committee shall have authority to retain and determine the compensation to be paid by the Company to any special legal, accounting or other advisors or consultants it deems necessary or appropriate in the performance of its duties. The Committee shall also have authority to pay, at the expense of the Company, ordinary administrative expenses determined by the Committee to be necessary or appropriate in carrying out its duties. The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have authority to require that any of the Company's personnel, counsel, Auditors, investment bankers or any other consultants or advisors to the Company attend any meeting of the Committee or meet separately with any member or members of the Committee or any of its special legal, accounting or other advisors and consultants.

         The operation of the Committee shall be subject to (i) the Bylaws of the Company and (ii) Section 141 of the Delaware General Corporation Law (or any successor law thereto), each as may be in effect from time to time. The approval of this Charter shall be construed as a delegation of authority by the Board to the Committee with respect to the responsibilities and duties set forth herein and all of the ancillary powers necessary to assume such responsibilities and duties.

V.       RESPONSIBILITIES AND DUTIES

         As a general matter, in order to fulfill its purpose, the Committee shall be responsible for carrying out all of the duties specified by this Charter and the various laws, rules and regulations applicable to the Committee. However, except as otherwise specified by such applicable laws, rules and regulations, the Committee's authority has been designed so as to maximize the flexibility of the Committee to supplement or deviate from its prescribed duties when the members of the Committee deem it necessary or appropriate, taken in light of the Committee's purpose and policy stated above, to do so.

         Moreover, it shall be the responsibility of management to prepare the Company's financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. Notwithstanding anything contained in this Charter, these functions shall not be the responsibility of the Committee, nor shall it be the Committee's responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to generally accepted accounting principles ("GAAP") or otherwise comply with applicable laws. Likewise, nothing in this Charter is intended to preclude or impair the protection provided in Section 141(e) of the Delaware General Corporation Law for good faith reliance by members of the Committee on reports or other information provided by others.

         Subject to all of the foregoing, it is specifically intended that the Committee shall:

         1. Approval of Audit Engagements. Review and approve the engagement of the Auditors to perform all proposed audit, review and attest services, including the scope of and plans for the audit, the adequacy of staffing, the compensation to be paid to the Auditors by the Company for such services and the negotiation and execution, on behalf of the Company, of the Auditors' engagement letters, which approval may be pursuant to pre-approval policies and procedures established by the Committee consistent with applicable laws, rules and regulations, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

         2. Evaluation and Retention of Auditors. (i) Evaluate the performance of the Auditors, assess their qualifications, and (ii) determine whether to retain or to terminate the existing Auditors or to appoint and engage new Auditors for the ensuing year.

         3. Approval of Non-Audit Services. Review and approve engagements of the Auditors to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid by the Company to the Auditors for such services, which approval may be pursuant to pre-approval policies and procedures established by the Committee consistent with applicable laws, rules and regulations, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting

         4. Audit Partner Rotation. (i) Monitor the rotation of the partners of the Auditors on the Company's audit engagement team, as required by applicable laws, rules and regulations, and (ii) consider periodically and, if deemed appropriate, adopt a policy regarding rotation of auditing firms.

         5. Auditor Conflicts. On at least an annual basis, (i) obtain a formal written statement from the Auditors delineating all relationships between the Auditors and the Company consistent with Independence Standards Board Standard 1, (ii) review and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors' objectivity and independence, and (iii) assess and otherwise take appropriate action to oversee the independence of the Auditors.

         6. Former Employees of Auditor. Consider and, if deemed appropriate, adopt a policy regarding Committee pre-approval of employment by the Company of individuals formerly employed by the Auditors engaged on the Company's account.

         7. Audited Financial Statement Review. Upon completion of the annual audit, (i) review the Company's annual financial statements proposed to be included in the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission (the "SEC") and (ii) recommend whether or not such financial statements should be so included.

         8. Annual Audit Results. Discuss with management and the Auditors the results of the annual audit, including the Auditors' assessment of the quality (rather than just acceptability) of accounting principles, the reasonableness of significant judgments and estimates, any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards.

         9. Quarterly Results. Prior to public disclosure of quarterly financial information, if practicable, or filing with the SEC of the Company's Quarterly Report on Form 10-Q, review and discuss with management and the Auditors the results of the Auditors' review of the Company's quarterly financial statements and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards.

         10. Management's Discussion and Analysis. Review and discuss with management and the Auditors, as appropriate, the Company's disclosures contained under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" in its periodic reports to be filed with the SEC. The Chair of the Committee may represent the entire Committee for purposes of this discussion.

         11. Accounting Principles and Policies. Review and discuss with management and the Auditors, as appropriate, any significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices, the application of those policies and practices, the potential effect of alternative accounting policies and practices available under GAAP, the potential impact of regulatory and accounting initiatives and any other significant reporting issues and judgments.

         12. Management Cooperation with Audit. Evaluate the cooperation received by the Auditors during their audit examination, including a review with the Auditors of any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information, significant disagreements with management and management's response, if any.

         13. Management Letters. Review and discuss with the Auditors and, if appropriate, management, any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Auditors and management's response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

         14. Internal Control Over Financial Reporting. Confer periodically with management and the Auditors regarding the design, scope, adequacy and effectiveness of the Company's internal control over financial reporting.

         15. Disagreements Between Auditors and Management. Review and discuss with management and the Auditors any material conflicts or disagreements between management and Auditors regarding financial reporting, accounting practices or policies and to resolve any conflicts or disagreements regarding financial reporting.

         16. Separate Sessions. Review separately with the Auditors, the internal auditing department, if any, and management any significant difficulties encountered during the course of the audit or any other matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.

         17. Correspondence with Regulators. Consider and review with management, the Auditors and legal counsel, as appropriate, and, in the judgment of the Committee, such special counsel, separate accounting firm and other consultants and advisors as the Committee deems appropriate, any correspondence with regulators or governmental agencies and any published reports that raises material issues regarding the Company's financial statements or accounting policies.

         18. Complaint Procedures. Establish procedures, when and as required by applicable laws and rules, for the receipt, retention and treatment of complaints received by the Company regarding its internal control over financing reporting, accounting practices or auditing matters, including any confidential and anonymous submissions by employees of concerns regarding questionable control mechanisms, accounting practices or auditing matters.

         19. Regulatory and Accounting Initiatives. Review with counsel, the Auditors and management, as appropriate, any significant regulatory, legal, accounting or other initiatives or matters that could have a material impact on the Company's financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

         20. Ethical Compliance. Review the results of management's efforts to monitor compliance with the Company's programs and policies, including the Company's Code of Business Conduct and Code of Ethics, designed to ensure adherence to applicable laws and rules.

         21. Related-Party Transactions. Review and, to the extent required by applicable laws, rules and regulations, approve any transactions involving the Company and any related parties.

         22. Investigations. Investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

         23. Proxy Report. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

         24. Report to Board. Report to the full Board with respect to material issues that arise regarding the quality or integrity of the Company's internal control over financial reporting, financial statements, the Company's compliance with legal or regulatory requirements, the performance or independence of the Company's Auditors or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

         25. Review of Other Transactions. Review and discuss with management and the Auditors, as appropriate: (i) any material off-balance sheet arrangements or other material financial arrangements of the Company that do not appear on the financial statements of the Company and (ii) any transactions with parties related to or affiliated with the Company which are material in size or involve terms different from those reasonably likely to be negotiated with independent third parties and which transactions are relevant to the understanding of the Company's financial statements.

         26. General Authority. Perform any other functions and have such powers, as the Committee or the Board deems necessary or appropriate, provided that such other functions and powers are consistent with this Charter, the Company's Bylaws and any applicable laws, rules and regulations.

         27. Annual Charter Review. Review this Charter at least annually and, as appropriate, recommend any changes to the Board.

PROXY

                         COACTIVE MARKETING GROUP, INC.

               415 Northern Boulevard, Great Neck, New York 11021

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 28, 2004

         The undersigned hereby appoints John P. Benfield and Donald A. Bernard, or either of them, as Proxy or Proxies of the undersigned with full power of substitution to attend and to represent the undersigned at the Annual Meeting of Stockholders of CoActive Marketing Group, Inc. (the "Company") to be held on September 28, 2004, and at any adjournments thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

                  (Continued and to be signed on reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                         COACTIVE MARKETING GROUP, INC.

                               SEPTEMBER 28, 2004

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

   - Please detach along perforated line and mail in the envelope provided. -


PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/

------------------------------------------------------------------ -----------------------------------------------------------------
1.  Election  Of Directors:                                        2.  ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE
                                                                       MEETING.

[ ] FOR ALL NOMINEES                 NOMINEES:                     If no specification is made, this proxy will be voted FOR
                                     [ ] Paul A. Amershadian       Proposal 1 listed above.
[ ] WITHHOLD  AUTHORITY              [ ] John P. Benfield
       FOR  ALL NOMINEES             [ ] Donald A. Bernard
                                     [ ] James H. Feeney
[ ] FOR ALL EXCEPT                   [ ] Herbert M. Gardner
     (See instructions below)        [ ] Thomas E. Lachenman
                                     [ ] Brian Murphy
                                     [ ] John A. Ward, III

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:  /X/
------------------------------------------------------------------




------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space
above. Please note that changes to the registered name(s)      [ ]
on the account may not be submitted via this method.
------------------------------------------------------------------


Signature of Stockholder __________________ Date:______    Signature of Stockholder __________________ Date:______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.